D0828203

                                                                          [SEAL]
                                                                  [Office of the
                                                             Secretary of State]



                               State of California
                               Secretary of State




         I, BRUCE McPHERSON, Secretary of State of the State of California, hereby certify:

         That the attached transcript of 7 pages has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.



[SEAL]
[State of California]

                                    IN   WITNESS   WHEREOF,   I   execute   this
                                    certificate and affix the Great Seal of the State of California this day of

                                                   OCT 11 2006

                                         /s/ Bruce McPherson

                                         BRUCE McPHERSON
                                         Secretary of State








                                                                     Exhibit 3.8
                                                               Page 1 of 8 Pages

                                                                        D0828203

                                 STATE OF NEVADA
                                     [SEAL]
                        OFFICE OF THE SECRETARY OF STATE

                                 Certified Copy

                                ENDORSED - FILED
                     In the office of the Secretary of State
                           of the State of California

                                   OCT -5 2006

                                                                   March 2, 2006

Job Number:                C20060302-1223
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial recordings Division listed on the attached report.

Document Number(s)         Description                          Number of Pages
20060132237-86             Merge In                             6 Pages/1 Copies

[SEAL]

                                       Respectfully,

                                       /s/ Dean Heller

                                       DEAN HELLER
                                       Secretary of State

                                   By  /s/ [illegible]
                                       Certification Clerk


                          Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138


                                                                     Exhibit 3.8
                                                               Page 2 of 8 Pages

           DEAN HELLER                                      Entity #
           Secretary of State                               E0227302005-8
[SEAL]     204 North Carson Street, Suite 1                 Document Number:
           Carson City, Nevada 89701-4299                   20060132237-86
           (775) 684-5708                                   Date Filed:
           Website:  secretaryofstate.biz                   3/2/2006 10:44:03 AM
                                                            In the office of
                                                            /s/ Dean Heller
                                                            Dean Heller
                                                            Secretary of State

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 1

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1)       Name and jurisdiction of organization of each  constituent  entity (NRS
         92A.200).

         CONCIERGE TECHNOLOGIES, INC.
         ------------------------------
         Name of merging entity

         California                              corporation
         ------------------------------          ------------------------------
         Jurisdiction                            Entity type

         and,

         CONCIERGE TECHNOLOGIES, INC.
         ------------------------------
         Name of surviving entity

         Nevada                                  corporation
         ------------------------------          ------------------------------
         Jurisdiction                            Entity type











                                                                     Exhibit 3.8
                                                               Page 3 of 8 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190): N/A

3)       (Choose one)

         [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

         [_] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)       Owner's approval (NRS 92A.200):

         (a)      Owner's approval was not required from:



















                                                                     Exhibit 3.8
                                                               Page 4 of 8 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 3


         (b) The plan was approved by the required consent of the owners of:

                  CONCIERGE TECHNOLOGIES, INC., a California corporation
                  --------------------------------------------------------------
                  Name of merging entity

                  and, or:

                  CONCIERGE TECHNOLOGIES, INC., a Nevada corporation
                  --------------------------------------------------------------
                  Name of surviving entity



















                                                                     Exhibit 3.8
                                                               Page 5 of 8 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 4


         (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):
























                                                                     Exhibit 3.8
                                                               Page 6 of 8 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 5


5) Amendments, if any, to the articles or certificate of the surviving entity: None.

4)       Location of Plan of Merger (check a or b):

         ---      (a)      The entire plan of merger is attached;

         or,

          X       (b)      The  entire   plan  of  merger  is  on  file  at  the
         ---               registered  office  of  the  surviving   corporation,
                           limited liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity
                           (NRS 92A.200).

7)       Effective date (optional):



















                                                                     Exhibit 3.8
                                                               Page 7 of 8 Pages

                               Articles of Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 6

8)       Signatures

         CONCIERGE TECHNOLOGIES, INC., a California corporation
         -----------------------------------------------------------------------
         Name of merging entity

                 /s/ David Neibert                 President            07/05/05
         ------------------------------


         CONCIERGE TECHNOLOGIES, INC., a Nevada corporation
         -----------------------------------------------------------------------
         Name of surviving entity

                 /s/ David Neibert                 President            07/05/05
         ------------------------------







                                                                          [SEAL]











                                                                     Exhibit 3.8
                                                               Page 8 of 8 Pages